UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2004

eRoomSystem Technologies, Inc.
(Exact name of Registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-31037	87-0540713
(Commission File Number)	(IRS Employee Identification No.)

1072 Madison Ave., Lakewood, NJ	08701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(732) 730-0116

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD.

On March 30, 2004, eRoomSystem Technologies, Inc. (the “Company”) submitted to the Securities and Exchange Commission the certification required by its principal executive officer and principal financial and accounting officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eROOMSYSTEM TECHNOLOGIES, INC. (Registrant)

Date: March 30, 2004	By:	/s/ David A. Gestetner

David A. Gestetner Chief Executive Officer and President